PRINCIPAL REAL ESTATE INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2019 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (48.94%)
Computer Software (0.58%)
InterXion Holding NV(a)	11,520	$867,456

Hotels & Motels (0.50%)
Extended Stay America, Inc.	33,255	556,024
Hilton Worldwide Holdings, Inc.	2,002	193,293
		749,317
Real Estate Management/Services (0.99%)
Deutsche Wohnen AG	8,674	318,983
Mitsubishi Estate Co., Ltd.	62,600	1,157,746
		1,476,729
Real Estate Operation/Development (6.06%)
ADO Properties SA(b)(c)	4,241	182,815
Aroundtown SA	116,537	932,975
Echo Investment SA	328,924	394,612
Empiric Student Property PLC	171,428	188,252
Essential Properties Realty Trust, Inc.	77,132	1,629,028
LEG Immobilien AG	4,500	521,563
Leopalace21 Corp.(a)	116,400	243,949
Mitsui Fudosan Co., Ltd.	53,300	1,210,874
New World Development Co., Ltd.	1,060,000	1,503,037
Sun Hung Kai Properties, Ltd.	76,500	1,240,120
TAG Immobilien AG	21,512	508,663
TLG Immobilien AG	17,187	505,141
		9,061,029
REITS-Apartments (7.26%)
Apartment Investment & Management Co., Class A	17,008	842,576
AvalonBay Communities, Inc.	8,500	1,774,715
Essex Property Trust, Inc.	3,800	1,148,436
Independence Realty Trust, Inc.	227,950	2,815,183
Invincible Investment Corp.	938	538,882
Invitation Homes, Inc.	81,772	2,246,277
Irish Residential Properties REIT PLC	165,746	314,119
Kenedix Residential Next Investment Corp.	280	495,708
Minto Apartment Real Estate Investment Trust	15,444	237,546
UNITE Group PLC	35,847	449,885
		10,863,327
REITS-Diversified (12.96%)
Altarea SCA	5,469	1,116,392
Arena REIT	564,277	1,095,902
Charter Hall Group	29,967	231,980
Covivio	7,700	787,182
Cromwell European Real Estate Investment Trust(c)	916,500	517,429
Cromwell Property Group	1,925,419	1,553,703
Crown Castle International Corp.	6,653	886,579
Dexus	73,000	654,964
Dream Industrial Real Estate Investment Trust	167,700	1,541,295
EPR Properties	16,000	1,190,880
Equinix, Inc.	1,850	928,885
GPT Group	119,949	509,388
Investec Australia Property Fund(a)	587,209	614,391
Klepierre SA	19,285	594,342
LondonMetric Property PLC	115,000	283,898
Mapletree Logistics Trust	348,300	390,351
Merlin Properties Socimi SA	122,000	1,667,918
Mitsui Fudosan Logistics Park, Inc.	178	643,837

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
NSI NV	7,083	$301,874
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	1,138,000	376,821
Segro PLC	75,376	700,502
Stockland	253,770	793,081
VICI Properties, Inc.	70,717	1,509,101
Weyerhaeuser Co.	19,139	486,322
		19,377,017
REITS-Health Care (4.10%)
HCP, Inc.	27,879	890,176
Healthcare Trust of America, Inc.	33,470	901,347
Physicians Realty Trust	58,000	998,180
Primary Health Properties PLC	138,725	222,014
Sabra Health Care REIT, Inc.	85,800	1,770,912
Welltower, Inc.	16,172	1,344,217
		6,126,846
REITS-Hotels (1.23%)
Far East Hospitality Trust	746,000	369,172
Host Hotels & Resorts, Inc.	20,000	347,800
Japan Hotel REIT Investment Corp.	1,030	859,675
Sunstone Hotel Investors, Inc.	20,000	264,200
		1,840,847
REITS-Manufactured Homes (0.66%)
Sun Communities, Inc.	7,443	988,505

REITS-Mortgage (0.18%)
Two Harbors Investment Corp.	20,170	271,488

REITS-Office Property (4.14%)
Alexandria Real Estate Equities, Inc.	7,199	1,053,646
City Office REIT, Inc.	98,362	1,217,721
Daiwa Office Investment Corp.	50	369,979
Inmobiliaria Colonial SA	65,000	726,746
Kilroy Realty Corp.	7,300	580,058
MCUBS MidCity Investment Corp.	1,559	1,553,411
Sekisui House Reit, Inc.	896	695,123
		6,196,684
REITS-Regional Malls (2.06%)
Macerich Co.	14,326	473,474
Simon Property Group, Inc.	4,501	730,062
Tanger Factory Outlet Centers, Inc.	69,000	1,095,720
Taubman Centers, Inc.	19,286	781,469
		3,080,725
REITS-Shopping Centers (1.96%)
CapitaLand Retail China Trust	195,500	226,217
Fortune Real Estate Investment Trust	270,000	353,877
Kenedix Retail REIT Corp.	236	564,673
Link REIT	113,500	1,325,205
NewRiver REIT PLC	234,001	466,692
		2,936,664
REITS-Single Tenant (0.37%)
Spirit Realty Capital, Inc.	12,620	556,794

REITS-Storage (0.50%)
CubeSmart	22,000	746,900

REITS-Warehouse/Industrials (5.21%)
Centuria Industrial REIT	158,406	344,477

Description	Shares	Value (Note 2)
REITS-Warehouse/Industrials (continued)
Industrial Logistics Properties Trust	112,680	$2,409,098
Macquarie Mexico Real Estate Management SA de CV(b)(c)	522,900	593,468
PLA Administradora Industrial S de RL de CV	278,500	392,382
Prologis, Inc.	31,705	2,555,740
WPT Industrial Real Estate Investment Trust	106,800	1,494,132
		7,789,297
Storage/Warehousing (0.18%)
Safestore Holdings PLC	36,000	273,622

TOTAL COMMON STOCKS
(Cost $65,469,530)		73,203,247

		Maturity	Principal	Value
Description	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (90.15%)
Commercial Mortgage Backed Securities-Other (12.55%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.786%	02/10/51	$81,510	$81,612
DBJPM Mortgage Trust 2017-C6(d)(e)	1.174%	06/10/27	26,052,381	1,502,034
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(d)(e)	1.612%	01/25/26	9,690,000	864,914
2011-KAIV(d)(e)	3.615%	06/25/21	9,000,000	559,836
JPMorgan Chase Commercial Mortgage Securities Trust:
2017-JP6(d)(e)	1.310%	05/15/27	11,832,151	702,832
2013-C15(b)(d)(e)	1.637%	10/15/23	11,500,000	659,346
2014-C21(b)(d)	3.900%	07/15/24	12,747,500	9,726,169
2006-CB17(d)	5.489%	12/12/43	1,183,279	982,122
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,068,252	763,666
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(d)(e)	1.612%	02/15/25	23,967,000	1,706,496
Morgan Stanley Capital I Trust 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	1,222,594
				18,771,621

Commercial Mortgage Backed Securities-Subordinated (77.60%)
BANK:
2018-BN12(b)(d)	2.921%	05/15/28	2,500,000	1,790,036
2017-BNK9(b)	3.367%	03/15/28	5,000,000	3,561,055
2017-BNK5(b)(d)	4.256%	07/15/27	7,500,000	5,515,901
BANK 2017-BNK5 2017-BNK5(b)(d)	3.078%	06/15/27	3,000,000	2,693,351
Bank of America Commercial Mortgage Trust 2016-UB10(b)	3.000%	05/15/26	3,500,000	3,065,750
BENCHMARK Mortgage Trust 2018-B1(b)(d)	3.000%	01/15/28	11,500,000	8,063,080
CFCRE Commercial Mortgage Trust:
2016-C3(b)(d)	3.052%	01/10/26	5,484,000	4,852,348
2016-C7(b)(d)	4.580%	12/10/26	1,500,000	1,457,324
Commercial Mortgage Pass Through Certificates 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,494,785
Commercial Mortgage Trust:
2014-UBS5(b)	3.495%	09/10/24	2,715,000	2,372,914
2013-LC6(b)	3.500%	01/10/23	1,350,000	1,157,242
2014-LC17(b)	3.687%	09/10/24	2,780,000	2,519,859
2012-CR2(b)	4.250%	08/15/22	1,900,000	1,694,526
2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	4,636,038
2012-CR5(b)(d)	4.461%	12/10/22	4,492,405	3,829,464
2014-CR17(b)(d)	4.512%	05/10/24	2,600,000	2,139,838

		Maturity	Principal	Value
Description	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
2014-UBS2(b)(d)	5.169%	02/10/24	$2,932,500	$2,769,906
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.581%	11/15/25	5,000,000	4,578,843
Goldman Sachs Mortgage Securities Trust:
2014-GC22(b)	3.582%	06/10/47	8,326,000	6,260,344
2013-GC14(b)(d)	4.907%	08/10/23	2,000,000	1,774,635
2014-GC20(b)(d)	5.131%	04/10/47	8,505,000	7,603,417
2013-GC16(b)(d)	5.488%	11/10/46	2,342,405	2,522,876
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(b)	3.500%	10/15/23	2,500,000	2,060,085
2013-C16(b)(d)	3.744%	11/15/23	1,433,000	1,288,715
2013-C16(b)(d)	5.027%	11/15/23	2,117,483	2,222,390
Morgan Stanley Bank of America Merrill Lynch Trust:
2017-C34(b)(d)	3.300%	10/15/27	3,450,000	2,346,231
2013-C8(b)(d)	4.058%	02/15/23	3,000,000	3,029,680
2015-C26(b)(d)	4.404%	10/15/25	3,576,000	2,849,365
Morgan Stanley Capital I Trust 2016-UB11(b)(d)	2.705%	08/15/26	5,000,000	3,731,943
Wells Fargo Commercial Mortgage Trust:
2014-LC18(b)	2.840%	01/15/25	8,635,000	6,446,352
2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,290,880
2015-C31	3.852%	11/15/25	2,886,000	2,623,988
2015-NXS1(d)	4.099%	04/15/25	3,440,000	3,376,415
Wells Fargo Commercial Mortgage Trust 2015-C31 2015-C31(b)(d)	4.608%	11/15/25	3,000,000	2,381,994
WFRBS Commercial Mortgage Trust 2014-C20(b)	3.986%	05/15/24	7,650,000	6,079,064
				116,080,634

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $120,797,713)				134,852,255

Description		7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.80%)
State Street Institutional Treasury Plus Money Market Fund		2.201%	1,192,515	1,192,515

TOTAL SHORT TERM INVESTMENTS
(Cost $1,192,515)				1,192,515

TOTAL INVESTMENTS (139.89%)
(Cost $187,459,758)				$209,248,017

Liabilities in Excess of Other Assets (-39.89%)				(59,664,158)
NET ASSETS (100.00%)				$149,583,859

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $119,592,276, which represents approximately 79.95% of net assets as of July 31, 2019.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2019, the aggregate market value of those securities was $1,293,712 representing 0.86% of net assets.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND

Notes to Quarterly Statement of Investments

July 31, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Statement of Investments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund’s ultimately realize upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2019.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2019:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$73,203,247	$–	$–	$73,203,247
Commercial Mortgage Backed Securities	–	134,852,255	–	134,852,255
Short Term Investments	1,192,515	–	–	1,192,515
Total	$74,395,762	$134,852,255	$–	$209,248,017

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.